EXHIBIT 10.3

MORTGAGE

This Mortgage is made on the 30th day of August, 2022 between 2900 Madison Ave Holdings, LLC, a Michigan limited liability company, of 55 Campau Ave. NW, Suite 300, Grand Rapids, Michigan 49503 as Mortgagor and NJD Investments, LLC, a Michigan limited liability, of 2960 Madison Avenue SE, Grand Rapids, MI 49548 as Mortgagee.

FOR VALUE RECEIVED, Mortgagor mortgages and warrants to Mortgagee real estate located in the County of Kent, State of Michigan, described on Exhibit A attached hereto, together with the easements, improvements, hereditaments, and appurtenances now or hereafter belonging thereto and the rents, income, and profits therefrom and all fixtures now or hereafter attached to or used in connection therewith, and all machinery, boilers, and plumbing, heating, air conditioning, and ventilating equipment now or hereafter located thereon, which shall be deemed to be fixtures and a part of the realty, all of the foregoing being collectively referred to herein as the "premises."

At the time of the execution and delivery of this Mortgage, Mortgagor is the owner of the premises in fee simple, free of any easements, liens, and encumbrances (other than those easements of record as of the date of this Mortgage; the rights of the public in any part of the premises used or taken for road purposes; and any other mortgages, liens, or encumbrances of record), and will forever warrant and defend its title against any and all other claims. The lien created by this Mortgage is and will be kept as a valid lien on the premises, subject only to these stated exceptions.

This Mortgage is given to secure payment and performance of any and all indebtedness and obligations of Mortgagor now or hereafter owing to Mortgagee, including, but not limited to a Promissory Note of even date, all obligations of Mortgagor under this Mortgage and under any notes, loan agreements, security agreements, assignments, mortgages, leases, guaranties and other agreements, instruments, and documents, heretofore or hereafter executed by Mortgagor, whether such indebtedness or obligations be direct or indirect, absolute or contingent, primary or secondary, or related or unrelated to the premises or Mortgagor's acquisition or financing thereof, and any and all partial or full extensions or renewals of such indebtedness and obligations, all of the foregoing being hereinafter collectively called the "Indebtedness."

Mortgagor further warrants, represents, and agrees as follows:

1. Payment of Indebtedness. Mortgagor agrees to pay or perform all of the Indebtedness, including all interest thereon, in accordance with the terms of the instruments, documents, or agreements evidencing the same.

2. Warranties. Mortgagor warrants and represents to Mortgagee that all financial statements and other information concerning Mortgagor, the premises, and any guarantor of the Indebtedness, heretofore or hereafter furnished to Mortgagee, are and shall be true and correct in all material respects; that the execution, delivery, and performance of this Mortgage by Mortgagor will not violate any law, rule, judgment, order, agreement or instrument binding upon Mortgagor nor require the approval of any public authority or any third party; and that this Mortgage constitutes the valid and binding obligation of Mortgagor, enforceable in accordance with its terms. Mortgagor further represents and warrants to Mortgagee that Mortgagor is duly organized and validly existing in good standing in the State of Michigan; that Mortgagor has full power and authority to carry on its business as presently conducted and to enter into and perform its obligations under this Mortgage; that the execution, delivery and performance hereof by Mortgagor have been duly authorized by appropriate action by the members or Manager.

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3. Taxes. Mortgagor will pay, or cause to be paid, when due, all taxes, assessments, and other similar charges levied upon or with respect to the premises before the same become delinquent and will deliver to Mortgagee satisfactory evidence of the payment thereof.

4. Insurance. Mortgagor will cause all buildings, improvements, and other insurable parts of the premises to be insured against loss or damage by fire, windstorm and such other hazards as Mortgagee from time to time may require, in such amounts and with such insurers as shall be acceptable to Mortgagee, and Mortgagor shall cause all premiums on such insurance to be paid when due. Each policy evidencing such insurance shall provide that loss shall be payable to Mortgagee as its interest shall appear at the time of the loss, shall be in form acceptable to Mortgagee, and shall be delivered to Mortgagee. Each such policy shall provide that at least ten days' prior written notice of any cancellation thereof shall be given to Mortgagee by the insurer. Each renewal of each such policy shall be delivered to Mortgagee at least ten days prior to the expiration date of such policy. Upon foreclosure of this Mortgage or other transfer of the premises in satisfaction of the Indebtedness, all right, title and interest of Mortgagor in and to any insurance policies then in force, including the right to any premium refund thereon, shall vest in the purchaser or grantee.

In the event of any loss of or damage to the premises, Mortgagor will give immediate notice thereof to Mortgagee, and Mortgagee shall have the right to make proof of such loss or damage, if Mortgagor does not promptly do so. All proceeds payable under any such insurance policy, whether or not endorsed payable to Mortgagee, shall be payable directly to Mortgagee, and Mortgagee is authorized to settle, adjust, or compromise any claims for loss or damage under any such policy.

5. Maintenance and Repair. Mortgagor will maintain the premises in good condition and repair (excluding the residential homes located thereon); will not commit or suffer any waste thereof; will not remove, demolish, or substantially alter any building or fixture on the premises without the prior written consent of Mortgagee; will cause to be complied with all laws, ordinances, regulations, or requirements of any governmental authority applicable to the premises; will promptly repair, restore, replace, or rebuild any part of the premises (excluding the residential homes located thereon) that is damaged or destroyed by any casualty; and will promptly pay when due all charges for utilities and other services to the premises. Mortgagor shall have no obligation to maintain the residential structures located on the premises.

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6. Mortgagee's Right to Perform; Receiver. If Mortgagor shall default in the payment of the aforesaid taxes, assessments, or other similar charges or in procuring and maintaining the aforesaid insurance or in the performance of any other obligation of Mortgagor hereunder, including its obligation to keep the premises in good condition and repair, then Mortgagee shall have the right, but shall have no obligation, to pay such taxes, assessments, or other similar charges, or procure and maintain such insurance, or cause such other obligation to be performed and all sums expended by Mortgagee in connection therewith shall become part of the Indebtedness, payable by Mortgagor to Mortgagee upon demand, together with interest at the highest rate allowed by law but in no event more than eight percent (8%) per annum. Mortgagee and any persons authorized by Mortgagee shall have the right to enter upon the premises at all reasonable times for the purpose of inspecting the premises or effecting maintenance or repairs or taking any other action pursuant to the preceding sentence. The failure of Mortgagor to pay any of such taxes, assessments or similar charges when due or to procure and maintain any such insurance shall constitute waste and shall entitle Mortgagee to the appointment by a court of competent jurisdiction of a receiver of the premises for the purpose of preventing such waste, which receiver, subject to the order of the court, may collect the rents and income from the premises and exercise such control over the premises as the court shall order.

7. Condemnation. If all or any part of the premises are taken, whether temporarily or permanently, under power of eminent domain or by condemnation, the entire proceeds of the award or other payment in relief therefore shall be paid directly to Mortgagee.

8. Due on Sale. If Mortgagor should sell, transfer, convey or assign the premises or any right, title or interest in it, whether legal or equitable; voluntarily or involuntarily; by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest (other than leases to tenants) with a term greater than three years, lease option contract, or any other method of conveyance of real property interests, then the Mortgagee shall have the right at its sole option to declare all sums secured and then unpaid to be immediately due and payable even if the period for the payment has not then have expired, anything in this Mortgage to the contrary notwithstanding, and to exercise all of its rights and remedies under this Mortgage. In the event of the sale or transfer, by operation of law or otherwise, of all or any part of the premises, Mortgagee may deal with the vendee, successor, or transferee with respect to this Mortgage and the Indebtedness as fully and to the same extent as it might with Mortgagor, without in any way releasing, discharging, or affecting the liability of Mortgagor hereunder and upon the Indebtedness. No sale of the premises and no forbearance or extensions by Mortgagee of the time for payment of the Indebtedness or the performance of the covenants and agreements shall in any way operate to release, discharge, modify, change, or affect the lien of this Mortgage or the liability of Mortgagor, either in whole or in part.

9. Second Mortgages. Mortgagor will not, without the prior written consent of Mortgagee, mortgage or pledge the premises as security for any other loan or obligation of Mortgagor. If any such mortgage or pledge is entered into without the prior written consent of Mortgagee, the entire Indebtedness may, at Mortgagee’s option, be declared immediately due and payable without notice. Further, Mortgagor shall also pay any and all other obligations, liabilities, or debts that may become liens, security interests, or encumbrances on or charges against the premises for any repairs or improvements that are now or may later be made and shall not, without Mortgagee’s prior written consent, permit any lien, security interest, encumbrance, or charge of any kind to accrue and remain outstanding against the premises, any part, or any improvements, irrespective of whether the lien, security interest, encumbrance, or charge is junior to the lien of this Mortgage. Notwithstanding the above, if Mortgagor purchases and installs, affixes, or places any personal property by way of additions, replacements, or substitutions on the premises under a security agreement for which the lien or title is superior to the lien created by this Mortgage, all the right, title, and interest of Mortgagor in and to that personal property, together with the benefit of any deposits or payments made by Mortgagor, shall nevertheless be assigned to Mortgagee and covered by the lien of this Mortgage. Notwithstanding the foregoing, Mortgagor shall have the right to place a subordinate mortgage on the premises so long as the combined loan to value of the Mortgage and second mortgage does not exceed eighty percent (80%).

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10. Appraisals and Audits. Mortgagor may procure appraisals, environmental audits, and other investigations or analyses of the premises as Mortgagor determines are required by regulatory or accounting rules, procedures, or practices or are otherwise be prudent or necessary. Mortgagee shall grant Mortgagor free and unrestricted access to the premises for such purposes. Mortgagee covenants to pay immediately to Mortgagor all sums paid for such purposes with interest at the highest rate applicable to the Indebtedness, and the sums and the interest shall constitute a further lien on the premises.

11. Books and Records. Mortgagee covenants and agrees to furnish to Mortgagor promptly certificates of occupancy and whatever other books, records, documents, information, and statements pertaining to Mortgagee, the Premises or its operations thereon. All books, records, and other information provided by Mortgagee shall be in a form that is acceptable to Mortgagor, and all costs of providing them shall be borne entirely by Mortgagee.

12. Non-Mortgagee Liens; Insolvency Proceedings. If any non-Mortgagee mortgage foreclosure proceeding or any federal, state, or local tax lien, seizure, levy, forfeiture, or any other lien proceeding is instituted, recorded, or filed against the premises that is not discontinued, reserved for in cash in an amount and manner reasonably satisfactory to Mortgagee, or bonded by a company reasonably satisfactory to Mortgagee within 30 days after initiation, recording, or filing; if any insolvency or receivership proceedings, either voluntary or involuntary, are instituted by or against Mortgagor for the liquidation or rehabilitation of Mortgagor’s assets and affairs; or if any criminal proceedings are initiated in which forfeiture of the premises is a potential penalty, Mortgagee may, at its option and without notice, declare the entire Indebtedness to be immediately due and payable and may institute whatever proceedings, including foreclosure of this Mortgage, Mortgagee deems necessary to protect its interest in the Premises.

13. Further Assurances. Mortgagee agrees to execute any further documents, and to take any further actions, reasonably requested by Mortgagor to evidence or perfect the lien granted in this Agreement, to maintain the first priority of the lien, or to effectuate the rights granted to Mortgagee in this Agreement.

14. Events of Default. Upon the occurrence of any of the following events of default, all or any part of the Indebtedness shall, at the option of Mortgagee, become immediately due and payable without notice or demand:

A. If Mortgagor shall default in the payment within thirty (30) days of the due date (whether by acceleration or otherwise) of the principal of or interest on, or any penalty or late charge with respect to any indebtedness now or hereafter owing by Mortgagor to Mortgagee, or if Mortgagor shall default in the due performance or observance of any other obligation of Mortgagor to Mortgagee for a period of thirty (30) days of written notice thereof, including, without limitation, any obligation or condition under this Mortgage or under any other mortgage, note, security agreement, loan agreement, lease, pledge agreement, assignment, guaranty, or other agreement, instrument or document heretofore or hereafter executed by Mortgagor, or if any other event of default, as defined in any of the foregoing, shall occur following notice and any applicable cure period.

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B. If any warranty or representation made by Mortgagor to Mortgagee in this Mortgage or in any other document given in connection with the Indebtedness, or any warranty or representation made by any guarantor of the Indebtedness in any guaranty or in any other document given in connection therewith, shall be false or inaccurate in any material respect when made.

C. If Mortgagor shall dissolve, become insolvent, make an assignment for the benefit of its creditors, or seek reorganization under any provision of the federal bankruptcy laws, or if a voluntary or involuntary proceeding in bankruptcy, receivership, or insolvency shall be commenced by or against Mortgagor.

D. If Mortgagor, without the written consent of Mortgagee, shall sell, convey, or transfer the premises or any interest therein (other than leases to tenant) or any rents or profits therefrom or shall cause or suffer any mortgage, lien, or other encumbrance or any writ of attachment, garnishment, execution, or other legal process to be placed upon the premises or any interest therein or any rents or profits therefrom, except in favor of Mortgagee, or if any part of the premises or any interest therein shall be transferred by operation of law.

E. If all or any material part of the premises shall be damaged or destroyed by fire or other casualty, regardless of insurance coverage therefore, or shall be taken by condemnation or power of eminent domain.

15. Remedies. Mortgagee shall have all rights and remedies provided for in this Mortgage or otherwise permitted by law. In addition, upon the occurrence of an event of default defined in Paragraph 14 above, Mortgagee shall have the right, and is hereby authorized:

A. To the extent permitted by law, to collect and receive all rents, profits, and other amounts that are due or shall hereafter become due under the terms of any leases, land contracts, or other agreements, now or hereafter in effect, by which Mortgagor is or shall be leasing or selling the premises or any interest therein, and to exercise any other right or remedy of Mortgagor under any such lease, land contract, or other agreement, provided, that Mortgagee shall have no obligation to make any demand or inquiry as to the nature or sufficiency of any payment received or to present or file any claim or take any other action to collect or enforce the payment of any amounts to which Mortgagee may become entitled hereunder, nor shall Mortgagee be liable for any of Mortgagor's obligations under any such lease, land contract, or other agreement.

B. To cause the abstract of title, tax histories, and federal tax lien searches with respect to the premises to be certified to current date, or to procure new abstract of title, tax histories, and federal tax lien searches in case none was furnished to Mortgagee, or to procure title insurance renewals in the event that title insurance was furnished to Mortgagee, and all sums expended therefore shall be part of the Indebtedness and shall bear interest at the highest rate allowed by law but in no event more than eight percent (8%) per annum.

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C. Commence foreclosure proceedings against the premises through judicial proceedings or by advertisement, at the option of the Mortgagee, pursuant to the statutes in such case made and provided, and with a power of sale, to sell the premises or to cause the same to be sold at public sale, and to convey the same to the purchaser, in accordance with said statutes in a single parcel or in several parcels at the option of the Mortgagee.

D. Obtain a receiver to manage the premises and collect the rents, profits, and income therefrom.

E. In the event of any sale of the premises by foreclosure, through judicial proceedings, by advertisement or otherwise, apply the proceeds of any such sale in the order following to: (i) all reasonable expenses incurred for the collection of the Mortgage Indebtedness and the foreclosure of this Mortgage, including reasonable attorneys’ fees, or such attorneys’ fees as are permitted by law; (ii) all reasonable sums expended or incurred by the Mortgagee directly or indirectly in carrying out the terms, covenants and agreements of the note or notes evidencing the Mortgage Indebtedness, of this Mortgage and any other documents evidencing obligations of Mortgagor to Mortgagee, together with interest thereon as therein provided; (iii) all accrued and unpaid interest upon the Indebtedness; (iv) the unpaid principal amount of the Indebtedness; and (v) the surplus, if any there be, unless a court of competent jurisdiction decrees otherwise, to the Mortgagor.

All rights and remedies of Mortgagee under this Mortgage, whether or not exercisable only on default, shall be cumulative and may be exercised from time to time, and no delay by Mortgagee in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy, except to the extent otherwise expressly provided by law.

16. Expenses.

A. Generally. Mortgagor shall pay to Mortgagee on demand any and all expenses, including reasonable attorneys' fees and legal expenses, paid or incurred by Mortgagee in collecting or attempting to collect the Indebtedness or in protecting and enforcing the rights of and obligation to Mortgagee under any provision of this Mortgage, including, without limitation, taking any action in any bankruptcy, insolvency, or reorganization proceedings concerning Mortgagor or foreclosing this Mortgage by advertisement or by judicial action, and all such expenses shall be part of the Indebtedness and shall bear interest, from the date paid or incurred by Mortgagee, at the highest rate allowed by law but in no event more than eight percent (8%) per annum.

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B. Additional terms and expenses regarding foreclosure. When all or any part of the Indebtedness shall become due, whether by acceleration or otherwise, Mortgagee shall have the right to foreclose the lien hereof for such Indebtedness or part thereof and/or exercise any right, power or remedy provided in this Mortgage or any of the other documents related to the Indebtedness. Without limiting the foregoing, Mortgagee is specifically granted the right to sell the premises or any part thereof at public auction and to convey the same to the purchaser at such auction after notice as required by MCL 600.3201 et seq., governing foreclosure of mortgages by advertisement. It is further agreed that if default be made in the payment of any part of the Indebtedness, as an alternative to the right of foreclosure for the full Indebtedness after acceleration thereof, Mortgagee shall have the right to institute partial foreclosure proceedings with respect to the portion of said Indebtedness so in default, as if under a full foreclosure, and without declaring the entire Indebtedness due (such proceeding being hereinafter referred to as a “partial foreclosure”), and provided that if foreclosure sale is made because of default of a part of the Indebtedness, such sale may be made subject to the continuing lien of this Mortgage for the unmatured part of the Indebtedness. It is further agreed that such sale pursuant to a partial foreclosure shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part, the lien hereof shall remain in full force and effect just as though no foreclosure sale had been made under the provisions of this Paragraph. Notwithstanding the filing of any partial foreclosure or entry of a decree of sale in connection therewith, Mortgagee may elect at any time prior to a foreclosure sale pursuant to such decree to discontinue such partial foreclosure and to accelerate the entire Indebtedness by reason of any uncured event of default upon which such partial foreclosure was predicated or by reason of any other event of eefault and proceed with full foreclosure proceedings. It is further agreed that several foreclosure sales may be made pursuant to partial foreclosures without exhausting the right of full or partial foreclosure sale for any unmatured part of the Indebtedness. In the event of a foreclosure sale, Mortgagee is hereby authorized, without the consent of Mortgagor, to assign any and all insurance policies to the purchaser at such sale or to take such other steps as Mortgagee may deem advisable to cause the interest of such purchaser to be protected by any of such insurance policies.

To the extent permitted by law, in any suit to foreclose or partially foreclose the lien hereof, there shall be allowed and included as additional indebtedness in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for reasonable attorneys’ fees, appraisers’ fees, outlays for documentary and expert evidence, stenographers’ charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to the title as Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the premises. All expenditures and expenses of the nature mentioned in this paragraph and such other expenses and fees as may be incurred in the enforcement of Mortgagor’s obligations hereunder, the protection of said premises and the maintenance of the lien of this Mortgage, including the reasonable fees of any attorney employed by Mortgagee in any litigation or proceeding affecting this Mortgage, the promissory note, or the premises, including probate and bankruptcy proceedings, or in preparations for the commencement or defense of any proceeding or threatened suit or proceeding shall be immediately due and payable by Mortgagor, with interest thereon at a rate not to exceed eight percent (8%) and shall be secured by this Mortgage.

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17. Application of Proceeds. In the event of the payment to Mortgagee, pursuant to the provisions hereof, of any rents or profits or any proceeds of insurance or proceeds of any condemnation or eminent domain award or proceeds from any sale of the premises at foreclosure, Mortgagee shall have the right to apply such rents or profits or proceeds, in such amounts and proportions as Mortgagee shall in its sole discretion determine, to the full or partial satisfaction of any or all of the Indebtedness and obligations of Mortgagor secured hereby, including any contingent or secondary obligations, whether or not the same shall then be due and payable by the primary obligor. In lieu of such application, Mortgagee shall have the right, but shall have no obligation, to require all or part of the proceeds of insurance or of any condemnation or eminent domain award to be used to restore or rebuild any part of the premises damaged or destroyed by reason of the occurrence that gave rise to the payment of such proceeds.

18. Notices. All notices to Mortgagor and to Mortgagee shall be deemed to be duly given if and when mailed, certified or registered mail with return receipt requested, with postage prepaid, or by overnight delivery by a nationally recognized carrier, to the respective addresses of Mortgagor and Mortgagee appearing on the first page hereof, or if and when delivered personally.

19. Miscellaneous. The covenants contained herein shall be binding upon and inure to the benefit of Mortgagor and Mortgagee and their respective successors, assigns, heirs, executors, administrators and personal representatives. Whenever used herein, unless the context otherwise requires, the singular number shall include the plural, and the use of any gender shall be applicable to all genders. The headings to the various paragraphs hereof have been inserted for convenient reference only and shall to no extent have the effect of amending or changing the expressed provisions of this Mortgage.

20. Severability. Any provision of this Mortgage prohibited or unenforceable by any applicable law shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

21. Waiver of Rights Regarding Sale By Advertisement. WARNING: THIS MORTGAGE CONTAINS A POWER OF SALE AND UPON DEFAULT MAY BE FORECLOSED BY ADVERTISEMENT. IN FORECLOSURE BY ADVERTISEMENT AND THE RELATED SALE OF THE PREMISES, NO HEARING IS REQUIRED AND THE ONLY NOTICE REQUIRED IS TO PUBLISH NOTICE IN A LOCAL NEWSPAPER AND TO POST A COPY OF THE NOTICE ON THE PREMISES. MORTGAGOR WAIVES ALL RIGHTS UNDER THE CONSTITUTION AND LAWS OF THE UNITED STATES AND THE STATE OF MICHIGAN TO A HEARING PRIOR TO SALE IN CONNECTION WITH FORECLOSURE BY ADVERTISEMENT AND ALL NOTICE REQUIREMENTS EXCEPT AS SET FORTH IN THE MICHIGAN STATUTE PROVIDING FOR FORECLOSURE BY ADVERTISEMENT.

22. Waiver of Marshalling. In the event of foreclosure of this Mortgage or the enforcement by the Mortgagee of any other rights and remedies under this Mortgage, the Mortgagor waives any right otherwise available in respect to marshalling of assets which secure the Indebtedness or to require the Mortgagee to pursue its remedies against any other assets or any other party which may be liable for any of the Indebtedness.

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23. Exhibits. This Mortgage has one exhibit, Exhibit A, which contains the legal description(s) of the premises.

IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the day and year first above written.

MORTGAGOR:
2900 Madison Ave Holdings, LLC

	By:	/s/ James E. Kras
By: James Kras, Manager

STATE OF MICHIGAN )
)SS
COUNTY OF KENT )

On this ___ day of August, 2022, before me, a Notary Public in and for said County, personally appeared James Kras, Manager of 2900 Madison Ave Holdings, LLC, a Michigan limited liability company, on behalf of the company, to me known to be the same person described in and who executed the fore-going instrument and acknowledged the same to be his free act and deed.

, Notary Public
Kent County, Michigan
Acting in Kent County, Michigan
My commission expires:

DRAFTED BY AND WHEN RECORDED RETURN TO:

Edward J. Talen
Verspoor, Waalkes P.C.
40 Pearl St. NW, Ste 1020
Grand Rapids, MI 49503

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Exhibit A

Legal Description of Premises

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